CONVERTIBLE NOTES PAYABLE AND NOTE PAYABLE (Details) - USD ($)	Dec. 31, 2021	Jun. 30, 2021	Jun. 30, 2020
CONVERTIBLE NOTES PAYABLE AND NOTES PAYABLE
Convertible notes payable	$ 317,431	$ 1,205,228	$ 852,962
Discount on convertible notes	0	(396,033)	0
Convertible notes, net	317,431	809,195	852,962
Convertible notes payable to ASC Recap	147,965	147,965	147,965
Total	$ 465,396	$ 957,160	$ 1,000,927